UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)           April 19, 2006


                             THE RESTAURANT COMPANY

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                     333-131004                62-1254388
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
     OF ORGANIZATION)                                       IDENTIFICATION NO.)

                          6075 POPLAR AVENUE, SUITE 800
                          MEMPHIS, TENNESSEE 38119-4709

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:) (800) 877-7375

                                       N/A

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.        OTHER EVENTS

          As previously announced in a Current Report on Form 8-K dated April 11, 2006, The Restaurant Company (the "Company") is engaged in discussions with Wilshire Restaurant Group, Inc., a Delaware corporation ("WRG"), the owner of the Marie Callender's Restaurant & Bakery restaurant chain, regarding a potential acquisition of 100% of the outstanding capital stock of WRG. The Company and WRG are portfolio companies of Castle Harlan Partners IV, L.P. and Castle Harlan Partners III, L.P., respectively.

          The financial information and background information described herein and the financial information included in the financial statements attached hereto regarding Marie Callender's will be provided by the Company in connection with the syndication of its proposed senior secured term loan and revolving credit facilities related to the financing necessary to complete the proposed acquisition of WRG.

          The information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. In addition, this information shall not be deemed to be incorporated by reference into any of the Company's filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

BACKGROUND

          Founded in 1948, Marie Callender's is an operator and franchisor of 140 full service family dining restaurants located primarily in California. As of December 29, 2005, Marie Callender's operated 93 restaurants and franchised 47 restaurants in ten states and Mexico. Marie Callender's also operates a Commissary division that manufactures whole pies, cheesecakes and other items for sale to its restaurants and third parties. In addition, Marie Callender's branded frozen foods and pies are sold in supermarkets and discount stores throughout the United States through licensing agreements with various marketers.

          The Company believes the acquisition will combine two leading family dining chains that share a similar operating strategy, creating a strong, national full service family dining business. The Company believes that a combination of Perkins and Marie Callender's will result in cost savings and synergies by eliminating duplicative activities and resources, and through the sharing of operational expertise and best practices.

FINANCIAL STATEMENTS

          Attached hereto as Exhibit 99.1 are certain audited consolidated financial statements of WRG and its subsidiaries for the fiscal years ended December 29, 2005, December 30, 2004 and December 25, 2003. The audited consolidated financials statements for the fiscal years ended December 29, 2005 and December 30, 2004 include a breakout of operating expenses, while the audited consolidated financials statements for the fiscal years ended December 30, 2004 and December 25, 2003 included operating expenses in general and administrative expenses. In addition, salaries and wages related to the general and administrative departments have been reclassified from the salaries and wages expense line to general and administrative expense. Finally, whole pie containers formerly included in food and beverage expense is now included in the new operating expenses category.

FINANCIAL INFORMATION

          The tables below reflect the EBITDA of WRG and the Company for the periods indicated below, reconciled to net loss, and the combined EBITDA and adjusted EBITDA of the Company and WRG for the 2005 fiscal year of both companies.

          As used herein, "EBITDA" represents net income from continuing operations plus the adjustments as indicated below. Information concerning EBITDA has been included herein because the Company believes that such information is used by certain investors as one measure of interpreting the results of operations of a company. EBITDA is a non-GAAP financial measure and should not be considered as an alternative to, or more meaningful than, earnings from operations, cash flows from operations or other traditional indications of a company's operating performance or liquidity. Adjusted EBITDA represents EBITDA, with certain additional adjustments, as indicated in the tables below. EBITDA and Adjusted EBITDA, as the Company defines them, may differ from similarly named measures used by other entities.

($ in millions)


WILSHIRE RESTAURANT GROUP, INC.
RECONCILIATION OF FISCAL 2005 NET LOSS TO EBITDA

Net loss                                                          ($14.7)
Interest                                                            20.9
Depreciation and amortization                                        8.0
Store closure expenses, asset impairment and other                   2.2
Management services fee                                              1.9
Minority interests                                                   0.6
Preopening costs                                                     0.5
Other expense                                                        0.2
Income tax expense                                                   0.0
EBITDA                                                             $19.6



                                                                    SUCCESSOR        PREDECESSOR
                                                                    SEPTEMBER         DECEMBER
                                                                    22, 2005-         27, 2004-
THE RESTAURANT COMPANY                                              DECEMBER          SEPTEMBER
RECONCILIATION OF FISCAL 2005 NET LOSS TO EBITDA                    25, 2005          21, 2005           COMBINED

Net loss                                                              ($0.5)            ($4.1)             ($4.6)
Interest                                                                5.5              13.4               18.9
Depreciation and amortization                                           3.6              11.8               15.4
Transaction costs                                                       0.9               4.6                5.5
Stock compensation                                                      0.0               8.9                8.9
Benefit from disposition of assets, net                                (0.9)             (0.5)              (1.4)
Asset write-down                                                        0.0               0.2                0.3
Benefit from income taxes                                              (0.7)             (3.8)              (4.5)
                                                                    --------          ---------          ---------
EBITDA                                                                 $7.9             $30.5              $38.5


COMBINED ADJUSTED EBITDA FOR FISCAL 2005 OF WILSHIRE
RESTAURANT GROUP, INC. AND THE RESTAURANT COMPANY (1)

                                                                   ------------
                                                                      Combined
                                                                   ------------
Combined EBITDA                                                         $58.0
Cash flow from closed stores                                             (0.6)
Management fee                                                            0.5
Pre-opening expenses                                                      0.1
Minority interest                                                        (0.6)
Cash rent adjustment                                                     (4.6)
Non-recurring charges                                                     3.5
                                                                   ------------

Total combined adjustments                                              ($1.8)

Cost savings                                                              4.5
                                                                   ------------

Combined Adjusted EBITDA                                                $60.7


----------------------------------
(1) For the Company, fiscal 2005 began on December 27, 2004 and concluded on December 25, 2005. For WRG, fiscal 2005 began on December 31, 2004 and concluded on December 29, 2005.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

99.1 Audited Consolidated Financial Statements of Wilshire Restaurant Group, Inc. and subsidiaries as of December 29, 2005 and December 30, 2004, and December 30, 2004 and December 25, 2003.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      THE RESTAURANT COMPANY
                                      (Registrant) Date:


April 19, 2006                         By: /s/ Joseph F. Trungale
                                           ----------------------------
                                           Joseph F. Trungale
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

EXHIBIT
NUMBER      DESCRIPTION
--------    --------------------------------------------------------------------

99.1 Audited Consolidated Financial Statements of Wilshire Restaurant Group, Inc. and subsidiaries as of December 29, 2005 and December 30, 2004, and December 30, 2004 and December 25, 2003.